SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 19, 2008

AIR T, INC.
(Exact Name of Registrant as Specified in its Charter)

                                                                                                        Delaware                                                                        0-11720                                                             52-1206400
                                                                                        (State or Other Jurisdiction                          (Commission File Number)                                                       (I.R.S. Employer
                                                                                                of Incorporation)                                                                                                                                        Identification No.)

3524 Airport Road
        Maiden, North Carolina 28650
(Address of Principal Executive Offices)
 (Zip Code)

                                   (828) 464-8741
 (Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

                Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01. Entry into a Definitive Material Agreement

On December 19, 2008, Air T, Inc. (the “Company”) entered into amendments to the employment agreements of two of its executive officers, William H. Simpson and John Parry.  The amendment to Mr. Simpson’s employment agreement deletes provisions providing for certain payments to be made to Mr. Simpson upon his retirement and replaces them with an obligation for the Company to pay Mr. Simpson in July 2009 an amount designed to equal the amount that he would have been entitled to receive under those provisions if he were to retire in July 2009 and elect to receive payment in a lump sum.  The amendment eliminates the incentive for Mr. Simpson to retire early in order to receive these vested benefits under the employment agreement and to avoid tax penalties under Section 409A of the Internal Revenue Code.

The amendment to Mr. Parry’s employment agreement provides for the annual renewal of his term of employment for consecutive one-year terms unless either party provides notice of non-renewal at least 180 days prior to the scheduled expiration of the term.  The term would have otherwise expired in October 2009.  In addition, the amendment provides that in the event that Mr. Parry’s employment is terminated without cause, the Company would provide, for a period of twelve months, continued group health insurance benefits or, at the Company’s discretion, reimbursement for COBRA payments for continuation of such insurance coverage for twelve months.  The continued health insurance coverage or COBRA reimbursement is in addition to severance benefits that had otherwise been provided for in the employment agreement.

The amendments are filed as exhibits 10.1 and 10.2 hereto and are incorporated by reference herein.

Item 8.01.                                Other Events.

On December 24, 2008, the Company issued a press release announcing the settlement of certain pending litigation.  The press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.                                Financial Statements and Exhibits.

(c)           Exhibits

Exhibit 10.1	Amendment to Employment Agreement dated as of December 19, 2008 between William H. Simpson and Air T, Inc., Mountain Air Cargo, Inc. and MAC Aviation Services, LLC

Exhibit 10.2	Amendment to Employment and Noncompete Agreement dated as of December 19, 2008 between John Parry and Air T, Inc.

Exhibit 99.1	Press release of Air T, Inc. dated December 24, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 24, 2008

       AIR T, INC.

        By: /s/ Walter Clark
                                        Walter Clark, Chief Executive Office

Exhibit Index

Exhibit	Description
Exhibit 10.1	Amendment to Employment Agreement dated as of December 19, 2008 between William H. Simpson and Air T, Inc., Mountain Air Cargo, Inc. and MAC Aviation Services, LLC
Exhibit 10.2	Amendment to Employment and Noncompete Agreement dated as of December 19, 2008 between John Parry and Air T, Inc.
Exhibit 99.1	Press release of Air T, Inc. dated December 24, 2008

4